Exhibit 99.10


                    CONSENT OF INDEPENDENT ACCOUNTANTS
                    ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-39422, 33-51732 and 33-55393) of ROHN
Industries, Inc. of our report dated February 20, 2002, except as to liquidity and subsequent events described in Note 20 which is as of November 29, 2002, relating to the financial statements and financial statement schedules, which appears in this Form 8-K.

/s/ PriceWaterhouseCoopers LLP

Peoria, Illinois
November 29, 2002